UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 20, 2013

Date of Report (Date of earliest event reported)

PACWEST BANCORP

(Exact name of Registrant as Specified in Charter)

DELAWARE	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, California 90067

(Address of Principal Executive Offices)(Zip Code)

(310) 286-1144

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On December 20, 2013, PacWest Bancorp, a Delaware corporation (“PacWest”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 22, 2013, by and between PacWest and CapitalSource Inc., a Delaware corporation (“CapitalSource”).  The Amendment provides for a termination fee of $59 million payable by PacWest to CapitalSource in the event that the Merger Agreement is terminated in certain limited circumstances, and provides for a termination fee of $91 million payable by CapitalSource to PacWest in the event that the Merger Agreement is terminated in certain other limited circumstances.  The termination fees payable by each of PacWest and CapitalSource, respectively, are equal to the previously disclosed surrender prices under the CapitalSource Stock Option Agreement and the PacWest Stock Option Agreement (each as defined below), respectively.  The Amendment was entered into pursuant to the terms of the Memorandum of Understanding (as defined below) entered into by PacWest, CapitalSource and the plaintiffs in the previously disclosed putative stockholder class action lawsuits (the “Plaintiffs”).  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement

On December 20, 2013, as part of the Amendment and pursuant to the Memorandum of Understanding, PacWest and CapitalSource agreed to terminate (the “Stock Option Terminations”), without penalty to either party, (i) the PacWest Stock Option Agreement, dated as of July 22, 2013, between CapitalSource and PacWest (the “PacWest Stock Option Agreement”) and (ii) the CapitalSource Stock Option Agreement, dated as of July 22, 2013, between PacWest and CapitalSource (the “CapitalSource Stock Option Agreement”, and together with the PacWest Stock Option Agreement, the “Stock Option Agreements”), pursuant to which each of PacWest and CapitalSource had granted to the other an option (the “Option”) to purchase shares representing up to 19.9% of the granting party’s total outstanding shares before giving effect to the exercise of the Option.  Prior to the termination of the Stock Option Agreements, neither Option had become exercisable.  The foregoing description of the Stock Option Agreements does not purport to be complete and is qualified in its entirety by reference to the Stock Option Agreements, which are described in PacWest’s Current Report on Form 8-K filed on July 26, 2013, which description is incorporated herein by reference.

Item 8.01                                           Other Events

On December 20, 2013, PacWest and CapitalSource entered into a memorandum of understanding with the Plaintiffs (the “Memorandum of Understanding”) regarding the settlement of certain litigation relating to the Merger Agreement.  Pursuant to the Memorandum of Understanding, PacWest and CapitalSource have agreed to enter into the Amendment, including the Stock Option Terminations provided for therein, and to make certain supplemental disclosures to the definitive joint proxy statement (the “Proxy Statement”) filed by PacWest and CapitalSource with the United States Securities and Exchange Commission (the “SEC”) on December 6, 2013, and first mailed to PacWest’s and CapitalSource’s stockholders on or about December 11, 2013.

As previously disclosed in the Proxy Statement, since July 24, 2013, 11 putative stockholder class action lawsuits were filed against CapitalSource, PacWest and certain other defendants in connection with the Merger Agreement.  Five of the 11 actions were filed in Superior Court of California, Los Angeles County: (1) Engel v. CapitalSource Inc. et al., Case No. BC516267, filed on July 24, 2013; (2) Miller v. Fremder et al., Case No. BC516590, filed on July 29, 2013; (3) Basu v. CapitalSource Inc. et al., Case No. BC516775, filed on July 31, 2013; (4) Holliday v. PacWest Bancorp et al., Case No. BC517209, filed on August 5, 2013; and (5) Iron Workers Mid-South Pension Fund v. CapitalSource Inc. et al., Case No. BC517698, filed on August 8, 2013, referred to as the California actions.  The other six actions were filed in the Court of Chancery of the State of Delaware: (1) Fosket v. Byrnes et al., Case No. 8765, filed on August 1, 2013; (2) Bennett v. CapitalSource Inc. et al., Case No. 8770, filed on August 2, 2013; (3) Chalfant v. CapitalSource Inc. et al., Case No. 8777, filed on August 6, 2013; (4) Oliveira v. CapitalSource Inc. et al., Case No. 8779, filed on August 7, 2013; (5) Desai v. CapitalSource Inc. et al., Case No. 8804, filed on August 13, 2013; and (6) Fattore v. CapitalSource Inc. et al., Case No. 8927, filed on September 19, 2013, referred to as the Delaware actions.

On August 15, 2013, the Delaware actions were consolidated into a single action, captioned In re CapitalSource Inc. Stockholder Litigation, Consol. C.A. No. 8765-CS, and assigned to Chancellor Leo E. Strine.  On September 25, 2013, plaintiffs in the Delaware actions filed a Verified Consolidated Amended Class Action Complaint, referred to as the Delaware consolidated complaint.  On September 17, 2013, the California actions were consolidated into a single action, captioned In re CapitalSource Inc. Shareholder Litigation, Lead Case No. BC516267, and assigned to Judge Elihu M. Berle.  On October 2, 2013, plaintiffs in the California actions filed an Amended Consolidated Complaint, referred to as the California consolidated complaint.

The Delaware consolidated complaint and the California consolidated complaint each allege that the members of the CapitalSource board of directors breached their fiduciary duties to CapitalSource stockholders by approving the proposed merger for inadequate consideration; approving the transaction in order to obtain benefits not equally shared by other CapitalSource stockholders; entering into the merger agreement containing preclusive deal protection devices; failing to take steps to maximize the value to be paid to the CapitalSource stockholders; and failing to disclose material information regarding the proposed transaction.  The Delaware consolidated complaint and the California consolidated complaint also each allege claims against PacWest and CapitalSource for aiding and abetting these alleged breaches of fiduciary duties.  Plaintiffs in these actions seek, among other things, declaratory and injunctive relief concerning the alleged breaches of fiduciary duties, injunctive relief prohibiting consummation of the merger, rescission, an accounting by defendants, damages and attorneys’ fees and costs, and other and further relief.

PacWest and CapitalSource and the other defendants named in the Delaware consolidated complaint and the California consolidated complaint deny each of the allegations therein and believe that the Proxy Statement is accurate and complete in all material respects and that no further disclosure or other action is required under applicable laws.  However, to avoid the risk that the lawsuits may delay or otherwise adversely affect the consummation of the merger and to minimize the expense and burden of defending such actions, PacWest and CapitalSource have agreed, pursuant to the terms of the Memorandum of Understanding with the Plaintiffs, to enter into the Amendment, including the Stock Option Terminations provided for therein, and to make certain supplemental disclosures related to the proposed merger, all of which are set forth below.  The proposed settlement is subject to, among other things, approval of the Court of Chancery of the State of Delaware.  Under the terms of the proposed settlement, following final Court approval, each of the Delaware actions and each of the California actions will be dismissed with prejudice.  There can be no assurances, however, that the parties will ultimately enter into a stipulation of settlement or that Court approval of the settlement will be obtained.  In such event, the proposed settlement as contemplated by the Memorandum of Understanding may be terminated.

SUPPLEMENTAL DISCLOSURES

The following information supplements the Proxy Statement and should be read in conjunction with the Proxy Statement, which should be read in its entirety.  All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.  Without admitting in any way that the disclosures below are material or otherwise required by law, PacWest and CapitalSource make the following supplemental disclosures:

The following disclosure supplements and restates the third paragraph on page 69 under the heading “Opinion of CapitalSource’s Financial Advisor—CapitalSource Public Trading Multiples Analysis”.

In the case of CIT Group, Inc., J.P. Morgan adjusted Price / 2014E EPS for capital in excess of a 12% ratio of Tier 1 common capital to risk-weighted assets. Results of the analysis were presented for the selected companies, as indicated in the following table:

	Selected Companies Median		Selected Companies Mean		Selected Companies High		Selected Companies Low		CapitalSource
Price / 2014E EPS	15.0	x	15.3	x	22.1	x	9.6	x	14.6	x
Price / TBV	1.83	x	1.89	x	2.58	x	1.20	x	1.41	x

The following disclosure supplements and restates the fourth paragraph on page 69 under the heading “Opinion of CapitalSource’s Financial Advisor—CapitalSource Public Trading Multiples Analysis”.

J.P. Morgan also performed a regression analysis to review, for the comparable companies identified above, the relationship between (i) Price / TBV and (ii) the 2014 estimated return on average tangible common equity based on available estimates obtained from SNL Financial and FactSet Research Systems. The regression analysis resulted in a slope of 16.53 and an R-squared of 71.35%. Based on this analysis, J.P. Morgan derived a reference range for the implied Price / TBV multiple of CapitalSource common stock of 1.55x to 1.88x.

The following disclosure is added following the first sentence of the fifth paragraph on page 69 under the heading “Opinion of CapitalSource’s Financial Advisor—CapitalSource Public Trading Multiples Analysis”.

J.P. Morgan used an assumed 12% ratio of Tier 1 common capital to risk-weighted assets based on discussions with and at the direction of CapitalSource management and the CapitalSource board of directors.

The following disclosure is added as a new paragraph following the first full paragraph on page 70 under the heading “Opinion of CapitalSource’s Financial Advisor—CapitalSource Dividend Discount Analysis”.

The forecasts used by J.P. Morgan at the direction of CapitalSource management for purposes of the foregoing assumptions assumed that CapitalSource would become a registered bank holding company. In addition, based on direction from CapitalSource management, CapitalSource’s deferred tax assets were included in Tier 1 common capital to the extent permitted under applicable regulatory requirements.

The following disclosure supplements and restates the last full paragraph on page 71 and the succeeding paragraph under the heading “Opinion of CapitalSource’s Financial Advisor—PacWest Public Trading Multiples Analysis”.

Results of the analysis were presented for the selected companies, as indicated in the following table:

	Selected Companies Median		Selected Companies Mean		Selected Companies High		Selected Companies Low		PacWest
Price / 2014E EPS	15.3	x	15.2	x	16.6	x	13.7	x	14.9	x
Price / TBV	2.06	x	2.07	x	2.55	x	1.57	x	2.58	x

J.P. Morgan also performed a regression analysis to review, for the comparable companies identified above, the relationship between (i) Price / TBV and (ii) the 2014 estimated return on average tangible common equity based on available estimates obtained from SNL Financial and FactSet Research Systems. The regression analysis resulted in a slope of 15.67 and an R-squared of 82.18%. Based on this analysis, J.P. Morgan derived a reference range for the implied Price / TBV multiple of PacWest common stock of 2.44x to 2.75x.

The following disclosure supplements and restates the last two full paragraphs on page 90 under the heading “Interests of PacWest Directors and Executive Officers in the Merger—Interests of John M. Eggemeyer III”.

John M. Eggemeyer III, the chairman of PacWest’s board of directors and who will become chairman of the board of directors of the combined company at the effective time, is also the chief executive officer of Castle Creek Financial, LLC, referred to as Castle Creek Financial. Pursuant to an agreement, dated May 18, 2011, referred to as the Castle Creek contract, PacWest retained Castle Creek Financial as its financial advisor. PacWest will pay Castle Creek Financial a fee upon the consummation of the merger.

Castle Creek Financial performed various customary financial advisory services for PacWest in connection with entering into the merger agreement, including assisting PacWest in structuring the financial aspects of the transaction, financial modeling and statistical analysis and negotiating the financial terms of the merger agreement. In the event of an acquisition of a financial institution by PacWest for greater than $20 million, the Castle Creek contract provides for a fee of $200,000 plus 0.65% of the amount of the transaction value in excess of $20 million, subject to reduction for certain expenses. Castle Creek Financial is also entitled to reimbursement of its reasonable expenses incurred on behalf of PacWest. Pursuant to the engagement letter and further discussions between the parties, the fee payable by PacWest to Castle Creek Financial has been reduced to $9 million which will be paid at the closing of the merger.

In connection with PacWest’s acquisition of FCAL in 2013 and PacWest’s acquisition of American Perspective Bank in 2012, Castle Creek Financial performed financial advisory services for PacWest for which PacWest paid Castle Creek Financial a fee of approximately $1.3 million for the FCAL acquisition and a fee of $447,650 for the American Perspective Bank acquisition, in each case pursuant to the Castle Creek contract. During 2012 and 2013, Castle Creek Financial and its affiliates have not provided any financial advisory or related services to CapitalSource.

Forward-Looking Statements

This filing contains certain forward-looking information about PacWest, CapitalSource, and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact are forward-looking statements.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of PacWest, CapitalSource and the combined company.  Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements.  We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements.  In addition to factors previously disclosed in reports filed by PacWest and CapitalSource with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of PacWest and CapitalSource, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; regulatory approvals may not be received on expected timeframes or at all; the possibility that personnel changes will not proceed as planned; the possibility that the cost of additional capital may be more than expected; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; and environmental conditions, including natural disasters, may disrupt business, impede operations, or negatively impact the values of collateral securing loans.

Additional Information About the Proposed Transaction and Where to Find It

Investors and security holders are urged to carefully review and consider each of PacWest’s and CapitalSource’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.  The documents filed by PacWest with the SEC may be obtained free of charge at PacWest’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov.  These documents may also be obtained free of charge from PacWest by requesting them in writing to PacWest Bancorp, 10250 Constellation Blvd., Suite 1640, Los Angeles, CA 90067; Attention: Investor Relations, or by telephone at (310) 286-1144.

The documents filed by CapitalSource with the SEC may be obtained free of charge at CapitalSource’s website at www.capitalsource.com or at the SEC’s website at www.sec.gov.  These documents may also be obtained free of charge from CapitalSource by requesting them in writing to CapitalSource Inc., 633 West 5th Street, 33rd Floor, Los Angeles, CA 90071; Attention: Investor Relations, or by telephone at (866) 876-8723.

In connection with the proposed merger, PacWest has filed with the SEC a registration statement on Form S-4, as amended, which was declared effective by the SEC on December 4, 2013, and includes a joint proxy statement of PacWest and CapitalSource and a prospectus of PacWest, and each party has filed other relevant documents concerning the proposed transaction.  Before making any voting or investment decision, investors and security holders of PacWest and CapitalSource are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as the amendments or supplements to these documents and any other relevant documents filed with the SEC, because they contain important information about the proposed transaction.  A definitive joint proxy statement/prospectus was mailed to the stockholders of each institution seeking the required stockholder approvals on or about December 11, 2013.  Investors and security holders may obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from PacWest or CapitalSource by writing to the addresses provided for each company set forth in the paragraphs above.

PacWest, CapitalSource, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from PacWest and CapitalSource stockholders in favor of the approval of the transaction.  Information about the directors and executive officers of PacWest and their ownership of PacWest common stock is set forth in the proxy statement for PacWest’s 2013 annual meeting of stockholders, as previously filed with the SEC.  Information about the directors and executive officers of CapitalSource and their ownership of CapitalSource common stock is set forth in the proxy statement for CapitalSource’s 2013 annual meeting of stockholders, as previously filed with the SEC.  Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 20, 2013, by and between PacWest Bancorp and CapitalSource Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: December 20, 2013
	By:	/s/ JARED M. WOLFF
	Name:	Jared M. Wolff
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 20, 2013, by and between PacWest Bancorp and CapitalSource Inc.